                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT



PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

DATE OF REPORT: DECEMBER 11, 2001

DATE OF EARLIEST EVENT REPORTED:  OCTOBER 1, 2001


                            PANHANDLE ROYALTY COMPANY
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

OKLAHOMA                             0-9116                     73-1055775
------------------------        -----------------           -------------------
(State of Incorporation)        (Commission File)            (I.R.S. Employer
                                     Number                 Identification No.)

GRAND CENTRE SUITE 210, 5400 NORTH GRAND BLVD., OKLAHOMA CITY, OK  73112
--------------------------------------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number including area code:     (405) 948-1560
                                                  ------------------------------

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                            Panhandle Royalty Company
                                   FORM 8-K/A
                                December 11, 2001



ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On October 1, 2001 Panhandle Royalty Company acquired privately held Wood Oil Company ("Wood") of Tulsa, Oklahoma. The acquisition was made pursuant to an Agreement and Plan of Merger among Panhandle Royalty Company, PHC, Inc., and Wood Oil Company, dated August 9, 2001. Wood merged with Panhandle's wholly owned subsidiary PHC, Inc., on October 1, 2001, with Wood being the surviving Company. Prior to the acquisition, Wood was a privately held company engaged in oil and gas exploration and production and fee mineral ownership and owned interests in certain oil and gas and real estate partnerships and an office building in Tulsa. Wood will continue to operate as a subsidiary of Panhandle and will be moved to Oklahoma City in early 2002. Wood and its shareholders were unrelated parties to Panhandle.

         Wood's assets, in addition to those mentioned above, included approximately 71,000 net acres of fee minerals and 14,923 net leasehold acres located primarily in Oklahoma, Texas and 17 additional states. Wood owns non-operating, royalty and working interests in approximately 2,000 producing wells with estimated net proven reserves of 13.1 billion cubic feet of natural gas equivalents at October 1, 2001. Daily production is approximately 4,700 mcf and 166 barrels of oil.

         The adjusted purchase price was $22,603,886, which included working capital assumed of $4,195,794. Funding for the acquisition was obtained from BancFirst of Oklahoma City, Oklahoma in the form of a $20,000,000 five year term loan. $3,000,000 of Wood's cash was used to reduce Panhandle's debt on the date of closing.

         The acquisition will be accounted for as a purchase, accordingly, Wood's financial results will be consolidated with Panhandle's beginning October 1, 2001.


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                            Panhandle Royalty Company
                                   FORM 8-K/A
                                December 11, 2001



                  INFORMATION TO BE INCLUDED IN THE REPORT

                  This FORM 8-K/A amends the registrants FORM 8-K dated October 1, 2001, which was filed on October 16, 2001


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Audited Financial Statements of Wood Oil Company as of July 31, 2001 and 2000, and for each of the three years in the period ended July 31, 2001.

         (b)      PRO FORMA FINANCIAL INFORMATION

                  Unaudited pro forma combined condensed balance sheet as of June 30, 2001 and the unaudited pro forma combined Condensed Statements of Operations for the nine-months ended June 30, 2001 and the year ended September 30, 2000.


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                            Panhandle Royalty Company
                                   FORM 8-K/A
                                December 11, 2001




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             PANHANDLE ROYALTY COMPANY


                                               /s/  H W Peace II
                                             -----------------------------------
DATE:     December 11, 2001                  H W Peace II, President



                                               /s/ Michael C. Coffman
                                             -----------------------------------
DATE:     December 11, 2001                  Michael C. Coffman, Vice President
                                             Chief Financial Officer,
                                             Secretary & Treasurer

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                               INDEX TO EXHIBITS

      EXHIBIT
      NUMBER                             DESCRIPTION
      -------                            -----------
       99(a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Audited Financial Statements of Wood Oil Company as of July
                  31, 2001 and 2000, and for each of the three years in the period ended July 31, 2001.

       99(b)      PRO FORMA FINANCIAL INFORMATION

                  Unaudited pro forma combined condensed balance sheet as of June 30, 2001 and the unaudited pro forma combined Condensed
                  Statements of Operations for the nine-months ended June 30, 2001 and the year ended September 30, 2000.